SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

      SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of April , 1997, among AXSYS TECHNOLOGIES INC. (f/k/a VERNITRON CORPORATION), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANQUE PARIBAS, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                               W I T N E S S E T H
                               -------------------

      WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

      WHEREAS, the Borrower desires to purchase 100% of the capital stock of Teletrac, Inc. and enter into related transactions for an aggregate purchase price of approximately $9,200,000 in cash (including all related fees and expenses) plus 53,000 shares of the Borrower's common stock (collectively, the "Acquisition"), and the Banks are willing to consent to the Acquisition, subject to and on the terms and condition set forth herein;

      WHEREAS, pursuant to the Consent to the Credit Agreement, dated as of February 19, 1997, among the Borrower, the Banks and the Agent, the Banks consented to the Borrower exchanging (the "Exchange Offer") 0.75 shares of its common stock, par value $.01 per share (the "Common Stock") for each outstanding share of its $1.20 Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"). After the consummation of the Exchange Offer, approximately 201,000 shares of Preferred Stock remain outstanding. The Borrower desires the right to redeem (the "Preferred Stock Redemption") such outstanding Preferred Stock in amounts acceptable to the Banks;

      WHEREAS, the Borrower has requested that the Banks agree to amend certain provisions of the Credit Agreement; and

      WHEREAS, the Banks are willing to amend certain provisions of the Credit Agreement and consent to the Acquisition and the Preferred Stock Redemption in each case, subject to and on the terms and conditions set forth herein;

      NOW, THEREFORE, it is agreed:

      1. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned Banks hereby consent to the Borrower effecting the Acquisition, so long as (i) any Liens or Indebtedness issued or assumed in connection with the Acquisition are otherwise permitted under the Credit Agreement, (ii) upon the acquisition of any Subsidiary acquired pursuant to the Acquisition, 100% of the capital stock of such Subsidiary is pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement, (iii) within 10 days after the Acquisition, each such new Subsidiary (x) executes and delivers a counterpart of the Subsidiaries Guaranty and (y) secures the Borrower's obligations pursuant to the Credit Agreement and the other Credit Documents (or such Subsidiary's obligations pursuant to a Subsidiaries Guaranty) by executing a counterpart of the relevant Security Documents and (iv) no Default or Event of Default then exists or would result therefrom.

      2. Notwithstanding anything to the contrary contained in Section 9.03 of the Credit Agreement, the Banks hereby consent to the Borrower consummating the Preferred Stock Redemption at a maximum price of $9.00 per share of Preferred Stock (or $1,809,000 in the aggregate for all such remaining shares of Preferred Stock), it being understood that the aggregate redemption price paid by the Borrower in connection with the Preferred Stock Redemption will be included in the definition of "Fixed Charges" as set forth in Section 11.01 of the Credit Agreement.

      3. Section 9.08 of the Credit Agreement is hereby amended by deleting in its entirety the table appearing therein and inserting in lieu thereof the following new table:

         Fiscal Year                      Amount
         -----------                      ------

            1997                        $4,300,000
            1998                        $3,875,000
            1999                        $3,875,000
            2000                        $3,875,000
            2001                        $3,875,000
            2002                        $3,875,000

      4. On and after the Second Amendment Effective Date (as defined below),
Schedule I to the Credit Agreement is hereby amended by deleting the column for Revolving Loan Commitment in its entirety and inserting in lieu thereof the new column for Revolving Loan Commitment set forth on Annex I attached hereto which increases the Total Revolving Loan Commitment from $11,000,000 to $18,000,000. Each Bank listed on Annex I attached hereto whose Revolving Loan Commitment is increased by this Second Amendment, (each, an "Increasing Bank") hereby acknowledges and agrees that from and after the Second Amendment Effective Date its Revolving Loan Commitment shall be the amount set forth opposite such Increasing Bank's name on Annex I attached hereto, as such amount may be reduced from time to time in accordance with the terms of the Credit Agreement.

      5. The Company hereby agrees that on or after the Second Amendment Effective Date and upon the request of the Collateral Agent, it will execute such amendments to the Mortgages as the Collateral Agent shall require in connection with the transactions contemplated by this Second Amendment.

      6. In order to induce the Banks to enter into this Second Amendment, the Borrower hereby represents and warrants that on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      7. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      8. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

      9. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      10. The headings of the several sections of this Second Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

      11. This Second Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") when (1) each Credit Party, the Required Banks, the Increasing Banks and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent and (2) the Borrower shall have executed and delivered to the Agent for the benefit of each Increasing Bank a new Revolving Note reflecting the increase in the Revolving Loan Commitment of each such Increasing Bank.

                                      * * *

                                                                         ANNEX I
                                                                         -------

                                                      Revolving Loan
Bank                                                    Commitment
----                                                 ----------------

Banque Paribas                                           $4,000,000.00

Paribas Capital Funding LLC                               3,036,000.00

Prime Income Trust                                                   0

First Source Financial LLP                                4,090,000.00

IBJ Schroder Bank & Trust Company                         3,437,000.00

The First National Bank of Chicago                        3,437,000.00
                                                      ----------------

                                              Total:     18,000,000.00

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

                                      AXSYS TECHNOLOGIES, INC.
                                        as Borrower


                                      By /s/ Elliott W. Konopko
                                         --------------------------
                                         Name:   Elliott N. Konopko
                                         Title:  Vice President


                                      PRECISION AEROTECH, INC.
                                        as Subsidiary Guarantor


                                      By /s/ Elliott W. Konopko
                                         --------------------------
                                         Name:   Elliott N. Konopko
                                         Title:  Vice President


                                      SPEEDRING, INC.
                                        as Borrower


                                      By /s/ Elliott W. Konopko
                                         --------------------------
                                         Name:   Elliott N. Konopko
                                         Title:  Vice President


                                      SPEEDRING SYSTEMS, INC.
                                        as Subsidiary Guarantor


                                      By /s/ Elliot W. Konopko
                                         --------------------------
                                         Name:   Elliott N. Konopko
                                         Title:  Vice President

                                BANQUE PARIBAS,
                                Individually, as Agent and as Collateral Agent


                                By /s/ D. Ercole
                                   --------------------------
                                   Name:   D. Ercole
                                   Title:  Vice President


                                By /s/ Edward Irwin
                                   --------------------------
                                   Name:   Edward Irwin
                                   Title:  Vice President


                                PARIBAS CAPITAL FUNDING LLC


                                By /s/ Jeffrey Youle
                                   --------------------------
                                   Name:   Jeffrey Youle
                                   Title:  Director


                                PRIME INCOME TRUST


                                By /s/ Rafael Scolari
                                   --------------------------
                                   Name:   Rafael Scolari
                                   Title:  Vice President Portfolio Manager


                                FIRST SOURCE FINANCIAL LLP,
                                By First Source Financial, Inc.
                                    its Agent/Manager


                                By /s/ James W. Wilson
                                   --------------------------
                                   Name:   James W. Wilson
                                   Title:  Senior Vice President

                                IBJ SCHRODER BANK & TRUST COMPANY


                                By /s/ Mark H. Minter
                                   --------------------------
                                   Name:   Mark H. Minter
                                   Title:  Director


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By /s/ Amy L. Golz
                                   --------------------------
                                   Name:   Amy L. Golz
                                   Title:  Vice President

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

      THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of May 30, 1997, among AXSYS TECHNOLOGIES INC. (f/k/a VERNITRON CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANQUE PARIBAS, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              ---------------------

      WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

      WHEREAS, pursuant to the Second Amendment to the Credit Agreement, the Banks consented to the acquisition (the "Acquisition") by the Borrower of the capital stock of Teletrac, Inc. ("Teletrac") on the terms and conditions set forth therein, including the purchase of 100% of the capital stock of Teletrac for an aggregate purchase price of approximately $9,200,000 in cash (including all related fees and expenses) plus 53,000 shares of the Borrower's common stock;

      WHEREAS, the terms of the Acquisition have been modified, to wit, (i) the total consideration paid by the Borrower for the Acquisition shall consist of
(x) 53,000 shares of the Borrower's common stock, plus (y) approximately $9,100,000 in cash as such amount is reduced by the fair market value (determined upon the execution and delivery of the definitive documentation evidencing the Acquisition) of up to 100,000 additional shares of the Borrower's common stock, and (ii) the Borrower shall acquire no less than 85% of the capital stock of Teletrac, with the existing shareholders retaining the remaining capital stock t hereof (the "Retained Shares");

      WHEREAS, the Borrower shall have the right (and, under certain circumstances, the obligation) to purchase the Retained Shares in exchange for up to 100,000 shares of the Borrower's common stock at a fixed exchange rate to be determined upon the execution and delivery of the definitive documentation evidencing the Acquisition;

      WHEREAS, after giving effect the Acquisition, Mr. Stephen W. Bershad would fail to control shares of capital stock of the Borrower entitling him to exercise at least 40% of the combined voting power of the Voting Securities; and

      WHEREAS, the Banks are willing to amend certain provisions of the Credit Agreement and consent to the Acquisition, in each case, subject to and on the terms and conditions set forth herein;

      NOW, THEREFORE, it is agreed:

      1. Notwithstanding anything to the contrary contained in the Credit Agreement and the Second Amendment, the undersigned Banks hereby consent to the Borrower effecting the Acquisition on the terms and conditions set forth in this Third Amendment, provided that (i) any Liens or Indebtedness issued or assumed in connection with the Acquisition are otherwise permitted under the Credit Agreement, (ii) upon the acquisition of any Subsidiary acquired pursuant to the Acquisition, all capital stock, owned by the borrower, of such Subsidiary is pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement, (iii) within 10 days after the Acquisition, each such new Subsidiary (x) executes and delivers a counterpart of the Subsidiaries Guaranty and (y) secures the Borrower's obligations pursuant to the Credit Agreement and the other Credit Documents (or such Subsidiary's obligations pursuant to a Subsidiaries Guaranty) by executing a counterpart of the relevant Security Documents, (iv) the shareholders owning the Retained Shares consent to the actions to be taken pursuant to clause (ii) and (iii) above, (v) no Default or Event of Default then exists or would result from any of the foregoing and (vi) any consideration paid by the Borrower or any of its Subsidiaries for the Retained Shares pursuant to any put or call rights shall be paid solely through the shares of the Borrower's capital stock, it being understood that the Banks hereby consent to the Borrower issuing up to 100,000 shares of its' common stock to purchase the Retained Shares as described in the fourth whereas clause above.

      2. The definition of "Change of Control" contained in Section 11 of the Credit Agreement is hereby amended by deleting the percentage "40%" appearing in clause (ii) thereof and inserting in lieu thereof the percentage "35%".

      3. Notwithstanding anything to the contrary contained in the Second Amendment, the Second Amendment Effective Date shall be the date upon which the Third Amendment Effective Date occurs so long as all conditions set forth in
Section 11 of the Second Amendment have been satisfied by the Third Amendment Effective Date.

      4. In order to induce the Banks to enter into this Third Amendment, the Borrower hereby represents and warranties that on the Third Amendment Effective Date, both before and after giving effect to this Third Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all materials respects as of such specified date).

      5. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      6. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

      7. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      8. The headings of the several sections of this Third Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

      9. This Third Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") when each Credit Party, the Required Banks and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.


                         AXSYS TECHNOLOGIES, INC.,
                         as Borrower


                         By  /s/ Raymond F. Kunzman
                            -----------------------
                            Name:  Raymond F. Kunzmann
                            Title: Vice President


                         PRECISION AEROTECH, INC.,
                         as Subsidiary Guarantor


                         By  /s/ Raymond F. Kunzmann
                            -----------------------
                            Name:  Raymond F. Kunzmann
                            Title: Vice President


                         SPEEDRING, INC.,
                         as Subsidiary Guarantor


                         By  /s/ Raymond F. Kunzman
                            -----------------------
                           Name:  Raymond F. Kunzmann
                           Title: Vice President


                         SPEEDRING, INC.,
                         as Subsidiary Guarantor


                         By  /s/ Raymond F. Kunzmann
                            -----------------------
                           Name:  Raymond F. Kunzmann
                           Title: Vice President

                         BANQUE PARIBAS
                         individually, as Agent and as Collateral Agent.


                         By  /s/ D. Ercole
                            -----------------------
                           Name:  D. Ercole
                           Title: Vice President


                         By  /s/ Jeffrey Youle
                            -----------------------
                           Name:  Jeffrey Youle
                           Title: Senior Vice President


                         PARIBAS CAPITAL FUNDING LLC


                         By  /s/ Eric Careen
                            -----------------------
                           Name:  Eric Careen
                           Title: Director


                         PRIME INCOME TRUST


                         By  /s/ Rafael Scolari
                            -----------------------
                           Name:  Rafael Scolari
                           Title: Vice President Portfolio Manager


                         FIRST SOURCE FINANCIAL LLP
                         By First Source Financial, Inc.,
                           its Agent/Manager


                         By  /s/ John Walding
                            -----------------------
                           Name:  John Walding
                           Title: Vice President

                         IBJ SCHRODER BANK & TRUST COMPANY


                         By  /s/ Mark H. Minter
                            -----------------------
                           Name:  Mark H. Minter
                           Title: Director


                         THE FIRST NATIONAL OF CHICAGO


                         By  /s/ Amy S. Golz
                            -----------------------
                           Name:  Amy S. Golz
                           Title: Vice President